Exhibit 99.1

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                                AS OF MAY 27,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                   May 27, 2007
                                                                ----------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         973,612
      Accounts Receivable                                               344,216
      Prepaid Expenses                                                1,939,285
      Other Current Assets                                              207,501
      Assets of Discontinued Operations                                     436
                                                                ----------------
           TOTAL CURRENT ASSETS                                       3,465,050
                                                                ----------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,049,631
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,348
      Vessel  - Royal Star - Not Placed in Service                    3,054,735
                                                                ----------------
                                                                     45,831,613
      LESS: Accumulated Depreciation and Amortization                 7,425,005
                                                                ----------------
           TOTAL VESSELS & EQUIPMENT - NET                           38,406,608
                                                                ----------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     2,998,394
      Deposits and Other Assets - Non-Related Parties                 1,019,036
      Spare Parts Inventory                                           1,022,848
                                                                ----------------
           TOTAL OTHER ASSETS                                        20,073,414
                                                                ----------------


 TOTAL ASSETS                                                 $      61,945,072
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                                AS OF MAY 27,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                 May 27, 2007
                                                                ---------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $        449,360
      Accrued Expenses                                               1,548,608
      Liabilities of Discontinued Operations                           419,400
                                                                ---------------
           TOTAL CURRENT LIABILITIES                                 2,417,368
                                                                ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                 61,352,011
                                                                ---------------

                                                                ---------------
           TOTAL LIABILITIES                                        63,769,379
                                                                ---------------

 DEFERRED INCOME                                                     1,457,867

 COMMITMENTS AND CONTINGENCIES                                               -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                    36,284,375
      Series B Preferred Stock $10.00 Par Value                      5,000,000
      Common Stock $2.00 Par Value                                  24,565,125
      Capital in Excess of Par                                      24,232,083
      Retained Earnings (Deficit)                                  (92,906,219)
                                                                ---------------
                                                                    (2,824,636)
      LESS:
         Treasury Stock, 915,077 Shares                                457,538

                                                                ---------------
           TOTAL STOCKHOLDERS' EQUITY                               (3,282,174)
                                                                ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $     61,945,072
                                                                ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED MAY 27, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                   May 27, 2007
                                                                ----------------
 OPERATING REVENUES:
      Gaming                                                  $       1,523,543
      Fare                                                              137,295
      On Board                                                          104,451
      Other                                                              20,566
                                                                ----------------
          NET OPERATING REVENUES                                      1,785,855
                                                                ----------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            762,426
      Fare                                                              218,670
      On Board                                                           66,557
      Maritime & Legal Expenses                                         599,695
      General & Administrative Expenses                                 223,117
      General & Administrative Expenses - Parent                        135,302
      Ship Carrying Costs - Big Easy                                    178,958
      Ship Carrying Costs - Royal Star                                   35,099
      Development Costs - Other                                          12,356
      Depreciation & Amortization                                       197,490
                                                                ----------------
          TOTAL OPERATING COSTS AND EXPENSES                          2,429,669
                                                                ----------------

 OPERATING INCOME (LOSS)                                               (643,815)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                  (836,019)
      Interest Income                                                     1,646
      Bankruptcy Costs                                                  (38,750)
                                                                ----------------
          TOTAL OTHER INCOME (EXPENSE)                                 (873,123)
                                                                ----------------

 (LOSS) BEFORE TAX PROVISION                                         (1,516,938)
      Income Tax Expense                                                      -
                                                                ----------------

 NET (LOSS)                                                   $      (1,516,938)
                                                                ================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.13)
                                                                ================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED MAY 27, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                   May 27, 2007
                                                                ----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (1,516,938)
      Adjustments to reconcile income (loss) to net cash
       (used in)provided by operating activities:
          Depreciation and Amortization                                 197,490
          Interest Added to Capital Lease Debt - PDS                    551,557
          Increase (Decrease) in Deferred Income                         (5,971)
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                 (17,115)
             (Increase) Decrease in Other Assets                        (57,803)
             (Increase) Decrease in Prepaid Expenses                    (97,381)
             Increase (Decrease) in Accounts Payable
              and Accrued Expenses                                       529,300

                                                                ----------------
      CASH PROVIDED BY (USED IN) OPERATING                             (416,861)
                                                                ----------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                               (52,564)
     (Increase) Decrease in Other Investment Activity                       591
     (Increase) in Other Investment Activity - Related Party             14,538
                                                                ----------------
      NET CASH (USED IN) INVESTING ACTIVITIES                           (37,435)
                                                                ----------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Advances (Paid) Received (to) From Related Parties                   8,404
                                                                ----------------
      CASH (USED IN) FINANCING ACTIVITIES                                 8,404
                                                                ----------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (445,896)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD            1,419,508
                                                                ----------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $         973,612
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 27, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.              06-16441-BKC-PGH     06-16354-BKC-PGH      06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                  Royal Star             ITG Palm
                                              ITB, Inc.         Entertainment, LLC      Beach, LLC           ITGV, Inc.
                                           ---------------   ---------------------   -----------------   ------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $          6,823  $                4,639  $           18,968  $           918,968
    Accounts Receivable                             1,087                  (6,568)             11,421              266,871
    Prepaid Expenses                              226,819                 165,766             247,781            1,249,856
    Other Current Assets                                -                       -               8,740              198,761
    Net Assets of Discontinued
     Operations - Current
                                           ---------------   ---------------------   -----------------   ------------------
         TOTAL CURRENT ASSETS                     234,729                 163,837             286,910            2,634,456
                                           ---------------   ---------------------   -----------------   ------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                    -                   -           17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                 -                       -                   -              921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                              3,054,735          20,305,348                    -
    Equipment                                     125,134                       -             222,643            3,620,839
                                           ---------------   ---------------------   -----------------   ------------------
                                                  125,134               3,054,735          20,527,991           22,042,738
    LESS: Accumulated Depreciation and
           Amortization                            50,168                       -             721,597            6,572,225
                                           ---------------   ---------------------   -----------------   ------------------
         TOTAL PLANT & EQUIPMENT - NET             74,966               3,054,735          19,806,394           15,470,513
                                           ---------------   ---------------------   -----------------   ------------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                  287,246                   2,362             271,857              457,571
    Vessel Deposits - Related Parties           3,244,254                       -           2,488,882            4,000,000
    Deposits and Other Assets -
     Related Parties                              176,394                       -             118,000            2,021,177
    Spare Parts Inventory                               -                       -                   -            1,022,848
    Notes Receivable                            2,999,342                       -                   -                    -
                                           ---------------   ---------------------   -----------------   ------------------
         TOTAL OTHER ASSETS                     6,707,236                   2,362           2,878,739            7,501,596
                                           ---------------   ---------------------   -----------------   ------------------

 TOTAL ASSETS                            $      7,016,931  $            3,220,934  $       22,972,043  $        25,606,565
                                           ===============   =====================   =================   ==================

    Bankruptcy Court Case No.              06-16357-BKC-PGH  06-16356-BKC-PGH

                                                ITGDC             Orion
                                           ---------------   ---------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $          6,356  $              -
    Accounts Receivable                            (2,676)                -
    Prepaid Expenses                                    -                 -
    Other Current Assets                                -                 -
    Net Assets of Discontinued
     Operations - Current
                                           ---------------   ---------------
         TOTAL CURRENT ASSETS                       3,680                 -
                                           ---------------   ---------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                 -                 -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                      81,015                 -
                                           ---------------   ---------------
                                                   81,015                 -
    LESS: Accumulated Depreciation and
           Amortization                            81,015                 -
                                           ---------------   ---------------
         TOTAL PLANT & EQUIPMENT - NET                  -                 -
                                           ---------------   ---------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                        -                 -
    Vessel Deposits - Related Parties                   -                 -
    Deposits and Other Assets -
     Related Parties                              314,126                 -
    Spare Parts Inventory                               -                 -
    Notes Receivable                                    -         2,300,658
                                           ---------------   ---------------
         TOTAL OTHER ASSETS                       314,126         2,300,658
                                           ---------------   ---------------

 TOTAL ASSETS                            $        317,806  $      2,300,658
                                           ===============   ===============

    Bankruptcy Court Case No.                                  Non-Bankrupt Companies
                                                               ----------------------
                                        GMO Travel ITB Racing  ITB Mgmt   RACE TRACK   RACE TRACK   MGMT INC     TOTAL
                                        ---------- ---------  ---------  -----------   ----------   ---------  ----------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $  17,687  $     (634) $     805  $         -  $         -  $        -  $   973,612
    Accounts Receivable                  74,081           -          -            -            -           -      344,216
    Prepaid Expenses                     49,063           -          -            -            -           -    1,939,285
    Other Current Assets                      -           -          -            -            -           -      207,501
    Net Assets of Discontinued
     Operations - Current                                                       336          100                      436
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------
         TOTAL CURRENT ASSETS           140,831        (634)       805          336          100           -    3,465,050
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                   17,500,000
    Leasehold Improvements -
     Port of Palm Beach                       -           -          -            -            -           -      921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                     23,360,083
    Equipment                                 -           -          -            -            -           -    4,049,631
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------
                                              -           -          -            -            -           -   45,831,613
    LESS: Accumulated Depreciation and
           Amortization                       -           -          -            -            -           -    7,425,005
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------
         TOTAL PLANT & EQUIPMENT - NET        -           -          -            -            -           -   38,406,608
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                              -           -          -            -            -           -    1,019,036
    Vessel Deposits - Related Parties         -           -          -            -            -           -    9,733,136
    Deposits and Other Assets -
     Related Parties                          -     368,697          -            -            -           -    2,998,394
    Spare Parts Inventory                     -           -          -            -            -           -    1,022,848
    Notes Receivable                          -           -          -            -            -           -    5,300,000
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------
         TOTAL OTHER ASSETS                   -     368,697          -            -            -           -   20,073,414
                                        --------   ---------  ---------  -----------   ----------   ---------  ----------

 TOTAL ASSETS                         $ 140,831  $  368,063  $     805  $       336  $       100  $        -  $61,945,072
                                        ========   =========  =========  ===========   ==========   =========  ==========

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 27, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.              06-16441-BKC-PGH     06-16354-BKC-PGH      06-16351-BKC-PGH      06-16350-BKC-PGH
                                                                  Royal Star             ITG Palm
                                              ITB, Inc.         Entertainment, LLC      Beach, LLC            ITGV, Inc.
                                           ---------------   ---------------------   -----------------    ------------------
 CURRENT LIABILITIES:
    Accounts Payable                     $         46,840  $               90,198  $           11,973   $           247,237
    Accrued Expenses                              (13,586)                 14,216             704,354               493,547
    Net Liabilities of Discontinued
     Operations - Current                               -                       -                   -                     -
                                           ---------------   ---------------------   -----------------    ------------------
         TOTAL CURRENT LIABILITIES                 33,254                 104,414             716,327               740,784
                                           ---------------   ---------------------   -----------------    ------------------

                                           ---------------   ---------------------   -----------------    ------------------
 LIABILITIES SUBJECT TO COMPRIMISE:             3,364,524               4,952,883          21,228,687            28,493,086
                                           ---------------   ---------------------   -----------------    ------------------

 DEFERRED INCOME                                        -                       -                   -                17,916
                                           ---------------   ---------------------   -----------------    ------------------

 COMMITMENTS AND CONTINGENCIES                          -                       -                   -                     -
                                           ---------------   ---------------------   -----------------    ------------------

    Due To/(From) Affiliates                 (245,135,318)              2,525,505          26,256,937           (20,579,403)
                                           ---------------   ---------------------   -----------------    ------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                         36,284,375                       -                   -                     -
    Series B Preferred Stock
     $10.00 Par Value                           5,000,000                       -                   -                     -
    Common Stock $2.00 Par Value               24,526,024                       -                   -                     1
    Capital in Excess of Par                  184,552,785                       -                   -                     -
    Retained Earnings (Deficit)                (1,151,173)             (4,361,869)        (25,229,910)           16,934,180
                                           ---------------   ---------------------   -----------------    ------------------
         TOTAL                                249,212,011              (4,361,869)        (25,229,910)           16,934,181

                                           ---------------   ---------------------   -----------------    ------------------
    LESS:
       Treasury Stock                             457,538                       -                   -                     -
                                           ---------------   ---------------------   -----------------    ------------------
         TOTAL STOCKHOLDERS' EQUITY           248,754,472              (4,361,869)        (25,229,910)           16,934,181
                                           ---------------   ---------------------   -----------------    ------------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $      7,016,932  $            3,220,933  $       22,972,041   $        25,606,564
                                           ===============   =====================   =================    ==================

    Bankruptcy Court Case No.            06-16357-BKC-PGH  06-16356-BKC-PGH

                                                ITGDC             Orion
                                         ----------------- -----------------
 CURRENT LIABILITIES:
    Accounts Payable                     $            587  $              -
    Accrued Expenses                                    -                 -
    Net Liabilities of Discontinued
     Operations - Current                               -                 -
                                           ---------------   ---------------
         TOTAL CURRENT LIABILITIES                    587                 -
                                           ---------------   ---------------

                                           ---------------   ---------------
 LIABILITIES SUBJECT TO COMPRIMISE:             1,102,086         1,250,658
                                           ---------------   ---------------

 DEFERRED INCOME                                        -                 -
                                           ---------------   ---------------

 COMMITMENTS AND CONTINGENCIES                          -                 -
                                           ---------------   ---------------

    Due To/(From) Affiliates                    4,370,001        28,818,897
                                           ---------------   ---------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                  -                 -
    Series B Preferred Stock
     $10.00 Par Value                                   -                 -
    Common Stock $2.00 Par Value                        -                 -
    Capital in Excess of Par                            -                 -
    Retained Earnings (Deficit)                (5,154,868)      (27,768,897)
                                           ---------------   ---------------
         TOTAL                                 (5,154,868)      (27,768,897)

                                           ---------------   ---------------
    LESS:
       Treasury Stock                                   -                 -
                                           ---------------   ---------------
         TOTAL STOCKHOLDERS' EQUITY            (5,154,868)      (27,768,897)
                                           ---------------   ---------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $        317,806  $      2,300,658
                                           ===============   ===============

    Bankruptcy Court Case No.                                        Non-Bankrupt Companies
                                                                     ----------------------
                                             GMO Travel  ITB Racing  ITB Mgmt    RACE TRACK   RACE TRACK   MGMT INC     TOTAL
                                              --------   ---------   ---------  -----------   ----------   ---------  ------------
 CURRENT LIABILITIES:
    Accounts Payable                        $ (21,476) $   74,001  $         -  $          -  $         -  $        -  $   449,360
    Accrued Expenses                           11,371     122,655      216,053             -            -           -    1,548,610
    Net Liabilities of Discontinued
      Operations - Current                          -           -            -       208,400      211,000           -      419,400
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------
         TOTAL CURRENT LIABILITIES            (10,105)    196,656      216,053       208,400      211,000           -    2,417,370
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------

                                              --------   ---------   ---------  ------------   ----------   ---------  -----------
 LIABILITIES SUBJECT TO COMPRIMISE:                        18,164      941,923                                          61,352,011
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------

 DEFERRED INCOME                                    -           -            -     1,439,951            -           -    1,457,867
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------

 COMMITMENTS AND CONTINGENCIES                      -           -            -             -            -           -           -
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------

    Due To/(From) Affiliates                  561,830   1,212,700      853,046   226,675,274  (25,440,709)   (118,762)          (2)
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                              -           -            -             -            -           -   36,284,375
    Series B Preferred Stock
     $10.00 Par Value                               -           -            -             -            -           -    5,000,000
    Common Stock $2.00 Par Value                  200           -       12,500         1,000       25,400           -   24,565,125
    Capital in Excess of Par                        -           -      (39,990) (163,295,651)   3,014,939           -   24,232,083
    Retained Earnings (Deficit)              (411,093) (1,059,454)  (1,982,727)  (65,028,639)  22,189,470     118,761  (92,906,219)
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------
         TOTAL                               (410,893) (1,059,454)  (2,010,217) (228,323,290)  25,229,809     118,761   (2,824,636)

                                              --------   ---------   ---------  ------------   ----------   ---------  -----------
    LESS:
       Treasury Stock                               -           -            -             -            -           -      457,538
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------
         TOTAL STOCKHOLDERS' EQUITY          (410,893) (1,059,454)  (2,010,217) (228,323,290)  25,229,809     118,761   (3,282,175)
                                              --------   ---------   ---------  ------------   ----------   ---------  -----------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                      $ 140,832  $  368,066  $       805  $        335  $       100  $       (1) $61,945,072
                                              ========   =========   =========   ===========   ==========   =========  ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 5/1/2007 AND ENDING 5/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED MAY 27, 2006
                                   (Unaudited)

    Bankruptcy Court Case No.              06-16441-BKC-PGH     06-16354-BKC-PGH      06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                  Royal Star             ITG Palm
                                              ITB, Inc.         Entertainment, LLC      Beach, LLC           ITGV, Inc.
                                           ---------------   ---------------------   -----------------   ------------------
 OPERATING REVENUES:
    Gaming                               $              -  $                    -  $                -  $         1,523,543
    Fare                                                -                       -                   -              137,295
    On Board                                            -                       -                   -              104,451
    Other                                               -                       -                   -                    -
                                           ---------------   ---------------------   -----------------   ------------------
    NET OPERATING REVENUES                              -                       -                   -            1,765,289
                                           ---------------   ---------------------   -----------------   ------------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                              -                       -                   -              762,426
    Fare                                                -                       -                   -              202,508
    On Board                                            -                       -                   -               66,557
    Maritime & Legal Expenses                           -                       -                   -              599,695
    G & A Expenses - Palm Beach
     Princess                                           -                       -                   -              211,886
    G & A Expenses - Parent                        42,077                       -                   -               (1,878)
    Development Costs                                   -                  35,099             178,958                1,877
    Depreciation & Amortization                         -                       -                   -              197,490
                                           ---------------   ---------------------   -----------------   ------------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                      42,077                  35,099             178,958            2,040,560
                                           ---------------   ---------------------   -----------------   ------------------

 OPERATING INCOME                                 (42,077)                (35,099)           (178,958)            (275,272)
                                           ---------------   ---------------------   -----------------   ------------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                     -                 (69,167)           (415,830)            (351,022)
    ITG Vegas Bankruptcy Costs                     (3,750)                 (5,000)             (5,000)             (25,000)
    Interest Income                                     -                       -                   -                1,646

                                           ---------------   ---------------------   -----------------   ------------------
    TOTAL OTHER INCOME (EXPENSE)                   (3,750)                (74,167)           (420,830)            (374,376)
                                           ---------------   ---------------------   -----------------   ------------------

 INCOME (LOSS)  BEFORE TAX PROVISION              (45,827)               (109,266)           (599,788)            (649,648)
    LESS: State Income Tax Expense                      -                       -                   -                    -
                                           ---------------   ---------------------   -----------------   ------------------

 NET INCOME (LOSS)                       $        (45,827) $             (109,266) $         (599,788) $          (649,648)
                                           ===============   =====================   =================   ==================

    Bankruptcy Court Case No.            06-16357-BKC-PGH  06-16356-BKC-PGH

                                                ITGDC             Orion
                                         ----------------- -----------------
 OPERATING REVENUES:
    Gaming                               $              -  $              -
    Fare                                                -                 -
    On Board                                            -                 -
    Other                                               -                 -
                                           ---------------   ---------------
    NET OPERATING REVENUES                              -                 -
                                           ---------------   ---------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                              -                 -
    Fare                                                -                 -
    On Board                                            -                 -
    Maritime & Legal Expenses                           -                 -
    G & A Expenses - Palm Beach
     Princess                                           -                 -
    G & A Expenses - Parent                             -                 -
    Development Costs                              10,479                 -
    Depreciation & Amortization                         -                 -
                                           ---------------   ---------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                      10,479                 -
                                           ---------------   ---------------

 OPERATING INCOME                                 (10,479)                -
                                           ---------------   ---------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                     -                 -
    ITG Vegas Bankruptcy Costs                          -                 -
    Interest Income                                     -                 -

                                           ---------------   ---------------
    TOTAL OTHER INCOME (EXPENSE)                        -                 -
                                           ---------------   ---------------

 INCOME (LOSS)  BEFORE TAX PROVISION              (10,479)                -
    LESS: State Income Tax Expense                      -                 -
                                           ---------------   ---------------

 NET INCOME (LOSS)                       $        (10,479) $              -
                                           ===============   ===============

    Bankruptcy Court Case No.                                      Non-Bankrupt Companies
                                                                   ----------------------
                                            GMO Travel  ITB Racing ITB Mgmt  RACE TRACK    RACE TRACK    MGMT INC    TOTAL
                                            ----------- ---------- --------  -----------   ----------   ---------  ----------
 OPERATING REVENUES:
    Gaming                                $       -  $        -  $       -  $         -  $         -  $        -  $ 1,523,543
    Fare                                          -           -          -            -            -           -      137,295
    On Board                                      -           -          -            -            -           -      104,451
    Other                                    20,566           -          -            -            -           -       20,566
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------
    NET OPERATING REVENUES                   20,566           -          -            -            -           -    1,785,855
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------

 OPERATING COSTS AND EXPENSES:
    Gaming                                        -           -          -            -            -           -      762,426
    Fare                                     16,162           -          -            -            -           -      218,670
    On Board                                      -           -          -            -            -           -       66,557
    Maritime & Legal Expenses                     -           -          -            -            -           -      599,695
    G & A Expenses - Palm Beach
     Princess                                11,231           -          -            -            -           -      223,117
    G & A Expenses - Parent                       -          16     95,087            -            -           -      135,302
    Development Costs                             -           -          -            -            -           -      226,413
    Depreciation & Amortization                   -           -          -            -            -           -      197,490
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------
    TOTAL OPERATING COSTS AND
     EXPENSES                                 27,393          16     95,087            -            -           -    2,429,669
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------

 OPERATING INCOME                            (6,827)        (16)   (95,087)           -            -           -     (643,815)
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses               -           -          -            -            -           -     (836,019)
    ITG Vegas Bankruptcy Costs                    -           -          -            -            -           -      (38,750)
    Interest Income                               -           -          -            -            -           -        1,646

                                            --------   ---------  ---------  -----------   ----------   ---------  ----------
    TOTAL OTHER INCOME (EXPENSE)                  -           -          -            -            -           -     (873,123)
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------

 INCOME (LOSS)  BEFORE TAX PROVISION         (6,827)        (16)   (95,087)           -            -           -   (1,516,938)
    LESS: State Income Tax Expense                -           -          -            -            -           -           -
                                            --------   ---------  ---------  -----------   ----------   ---------  ----------

 NET INCOME (LOSS)                        $  (6,827) $      (16) $ (95,087) $         -  $         -  $        -  $(1,516,938)
                                            ========   =========  =========  ===========   ==========   =========  ==========

Unaudited Internally Generated Report Subject To Amending Adjustments